UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUND, INC.

WESTERN ASSET CORE BOND FUND

FORM N-Q

SEPTEMBER 30, 2013

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 34.6%
CONSUMER DISCRETIONARY - 2.7%
Automobiles - 0.8%
Daimler Finance NA LLC, Senior Notes	1.300%	7/31/15	$3,020,000	$3,033,349	(a)
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	4,390,000	4,525,058	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	4,720,000	4,212,473
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	2,810,000	3,494,555
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	5,810,000	6,458,559
Hyundai Capital America, Senior Notes	2.125%	10/2/17	1,310,000	1,306,777	(a)

Total Automobiles				23,030,771

Hotels, Restaurants & Leisure - 0.2%
Marriott International Inc., Senior Notes	5.810%	11/10/15	4,400,000	4,812,689

Media - 1.2%
CBS Corp., Senior Notes	7.625%	1/15/16	2,750,000	3,135,038
Comcast Corp., Notes	6.500%	1/15/15	470,000	505,109
Comcast Corp., Notes	5.875%	2/15/18	900,000	1,050,048
Comcast Corp., Senior Notes	6.500%	1/15/17	1,590,000	1,845,971
Comcast Corp., Senior Notes	6.300%	11/15/17	3,120,000	3,676,018
Comcast Corp., Senior Notes	5.650%	6/15/35	3,380,000	3,696,118
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	4,640,000	4,505,296	(a)
News America Inc., Senior Notes	6.200%	12/15/34	40,000	43,308
News America Inc., Senior Notes	6.650%	11/15/37	730,000	829,430
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	2,320,000	2,729,494
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	2,030,000	2,349,932
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	910,000	848,002
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	1,440,000	1,225,547
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	230,000	188,597
Time Warner Inc., Senior Debentures	7.700%	5/1/32	1,010,000	1,271,706
Time Warner Inc., Senior Notes	4.750%	3/29/21	2,510,000	2,688,258
Time Warner Inc., Senior Notes	6.100%	7/15/40	220,000	236,043
Time Warner Inc., Senior Notes	6.250%	3/29/41	340,000	373,771
Viacom Inc., Senior Notes	4.250%	9/1/23	4,030,000	4,008,109
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,060,000	1,129,951

Total Media				36,335,746

Specialty Retail - 0.5%
Autozone Inc., Senior Notes	6.950%	6/15/16	5,620,000	6,426,706
Home Depot Inc., Senior Notes	5.250%	12/16/13	2,740,000	2,767,093
Home Depot Inc., Senior Notes	5.400%	3/1/16	4,250,000	4,714,406

Total Specialty Retail				13,908,205

TOTAL CONSUMER DISCRETIONARY				78,087,411

CONSUMER STAPLES - 3.1%
Beverages - 1.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	5,140,000	5,907,972
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	2,130,000	2,405,652
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	3,930,000	3,635,706
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	960,000	1,075,877
Diageo Finance BV, Senior Notes	3.250%	1/15/15	4,070,000	4,212,198
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	3,610,000	3,472,889
Heineken NV, Senior Notes	1.400%	10/1/17	1,560,000	1,533,705	(a)
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	460,000	457,050
PepsiCo Inc., Senior Notes	0.700%	8/13/15	5,230,000	5,237,280
PepsiCo Inc., Senior Notes	7.900%	11/1/18	98,000	124,752
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	6,890,000	7,073,515	(a)

Total Beverages				35,136,596

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Food & Staples Retailing - 0.5%
CVS Caremark Corp., Senior Notes	2.750%	12/1/22	$210,000	$194,036
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	8,685,147	9,571,457
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	606,387	705,348
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	420,000	492,754
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	3,170,000	3,799,575

Total Food & Staples Retailing				14,763,170

Food Products - 0.4%
Cadbury Schweppes US Finance LLC, Senior Notes	5.125%	10/1/13	220,000	220,000	(a)
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	2,408,000	2,741,354
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	3,280,000	3,239,440
Mondelez International Inc., Senior Notes	5.375%	2/10/20	3,592,000	4,055,982
WM Wrigley Jr Co., Senior Notes	4.650%	7/15/15	1,070,000	1,123,746

Total Food Products				11,380,522

Tobacco - 1.0%
Altria Group Inc., Senior Notes	9.250%	8/6/19	3,590,000	4,740,965
Altria Group Inc., Senior Notes	4.750%	5/5/21	4,830,000	5,124,258
Altria Group Inc., Senior Notes	2.850%	8/9/22	4,020,000	3,681,769
Imperial Tobacco Finance PLC, Senior Notes	2.050%	2/11/18	1,990,000	1,940,469	(a)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	3,770,000	4,570,985
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	4,140,000	4,012,132
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	3,160,000	2,909,595
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	2,370,000	2,217,701
Reynolds American Inc., Senior Notes	7.750%	6/1/18	80,000	97,228
Reynolds American Inc., Senior Notes	3.250%	11/1/22	1,620,000	1,491,249
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	220,000	257,770

Total Tobacco				31,044,121

TOTAL CONSUMER STAPLES				92,324,409

ENERGY - 4.5%
Energy Equipment & Services - 0.2%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	500,000	627,294
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	2,530,000	2,700,575
Transocean Inc., Senior Notes	6.375%	12/15/21	1,370,000	1,522,848

Total Energy Equipment & Services				4,850,717

Oil, Gas & Consumable Fuels - 4.3%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	433,000	486,207
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	7,410,000	8,613,955
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	160,000	205,725
Apache Corp., Senior Notes	3.250%	4/15/22	2,030,000	1,987,356
Apache Corp., Senior Notes	5.100%	9/1/40	3,810,000	3,764,791
Apache Corp., Senior Notes	4.750%	4/15/43	590,000	558,483
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	660,000	662,949
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	210,000	219,832
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	6,060,000	6,337,657
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	390,000	387,927
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	2,850,000	2,751,723
Conoco Funding Co., Senior Bonds	7.250%	10/15/31	350,000	463,245
ConocoPhillips, Notes	6.500%	2/1/39	40,000	50,302
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	2,650,000	3,345,328
Devon Energy Corp., Senior Notes	3.250%	5/15/22	1,810,000	1,732,590
Devon Energy Corp., Senior Notes	5.600%	7/15/41	3,900,000	3,986,748
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	930,000	1,197,636
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	3,350,000	4,361,961
Enterprise Products Operating LLC, Senior Notes	3.350%	3/15/23	9,760,000	9,237,225
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	260,000	287,663
Enterprise Products Operating LLC, Senior Notes	5.950%	2/1/41	580,000	625,083
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	2,470,000	2,576,064
Enterprise Products Operating LLC, Senior Notes	4.850%	3/15/44	10,000	9,321

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - continued
Hess Corp., Notes	8.125%	2/15/19	$480,000	$597,314
Hess Corp., Notes	7.875%	10/1/29	1,850,000	2,319,828
Hess Corp., Notes	7.300%	8/15/31	980,000	1,176,227
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,940,000	2,271,224
Kerr-McGee Corp., Notes	7.875%	9/15/31	640,000	807,557
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	3,215,000	3,242,842
Noble Energy Inc., Senior Notes	4.150%	12/15/21	5,520,000	5,746,728
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	6,680,000	6,444,263
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	330,000	304,881
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	13,833,000	14,609,446
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	3,440,000	3,146,864
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	2,380,000	2,455,658
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	2,800,000	3,055,483
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	2,723,000	2,829,371
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	8,140,000	8,177,322
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	4,719,000	4,289,439
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	790,000	847,609
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	210,000	225,225
Shell International Finance BV, Senior Notes	4.375%	3/25/20	4,200,000	4,629,349
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	2,190,000	2,232,484	(a)
Transocean Inc., Senior Notes	5.050%	12/15/16	720,000	789,039
Williams Cos. Inc., Debentures	7.500%	1/15/31	2,633,000	2,911,764
Williams Cos. Inc., Notes	7.875%	9/1/21	127,000	151,458
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	26,000	29,468
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,223,000	1,490,355

Total Oil, Gas & Consumable Fuels				128,630,969

TOTAL ENERGY				133,481,686

FINANCIALS - 13.1%
Capital Markets - 2.0%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	730,000	851,592
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	12/16/13	700,000	511,000	(b)(c)
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	130,000	130,192
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	2,240,000	2,309,586
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	790,000	784,398
Goldman Sachs Group Inc., Senior Notes	2.900%	7/19/18	4,570,000	4,606,715
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	6,340,000	6,983,542
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	380,000	431,488
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	910,000	982,031
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	320,000	354,766
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	6,800,000	7,618,169
Goldman Sachs Group Inc., Subordinated Notes	5.625%	1/15/17	8,585,000	9,456,764
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	12/16/13	1,430,000	0	(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	13,380,000	0	(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	31,220,000	0	(d)(e)(f)(g)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	1,090,000	1,284,570
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	3,010,000	3,100,092
Morgan Stanley, Medium-Term Notes	0.716%	10/18/16	3,670,000	3,609,893	(b)
Morgan Stanley, Senior Notes	4.750%	3/22/17	560,000	604,644
Morgan Stanley, Senior Notes	5.950%	12/28/17	1,400,000	1,583,929
Morgan Stanley, Senior Notes	5.500%	7/24/20	2,270,000	2,505,578
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	4,470,000	4,917,662
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	3,310,000	3,029,438	(a)
UBS AG, Senior Notes	2.250%	1/28/14	1,778,000	1,789,157
UBS AG Stamford CT, Medium-Term Notes	5.750%	4/25/18	459,000	529,563
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	1,750,000	1,876,395

Total Capital Markets				59,851,164

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - 4.1%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	$2,490,000	$2,528,724	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	2,140,000	2,221,470	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	1,710,000	1,899,458	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	100,000	129,522	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	5,070,000	5,125,958
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	7,390,000	7,694,475
BNP Paribas SA, Senior Notes	2.375%	9/14/17	3,640,000	3,689,140
BNP Paribas SA, Senior Notes	2.700%	8/20/18	5,920,000	5,987,707
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	4,190,000	4,325,337	(a)
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	5,840,000	5,898,412
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	160,000	179,890	(a)
Credit Agricole SA, Senior Notes	2.625%	1/21/14	310,000	311,982	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	7,210,000	7,885,937	(a)(b)(c)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	4,540,000	4,585,382	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,130,000	2,161,822	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	1,330,000	1,328,072
Intesa Sanpaolo SpA, Senior Notes	3.875%	1/16/18	1,140,000	1,120,740
Lloyds Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	110,391	(a)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	1,900,000	1,930,413
Nordea Bank AB, Senior Notes	3.700%	11/13/14	250,000	258,383	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	5,860,000	6,081,414	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	4,838,000	6,289,400	(a)(b)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/30/17	1,500,000	1,425,000	(b)(c)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	700,000	715,022
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	4,220,000	4,822,751
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	4,200,000	4,259,468	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	100,000	101,994	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	3,360,000	3,486,269	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	400,000	417,744	(a)
Wachovia Bank N.A., Subordinated Notes	6.000%	11/15/17	1,130,000	1,302,438
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	12/16/13	9,080,000	8,217,400	(b)(c)
Wachovia Corp., Senior Notes	5.750%	6/15/17	9,770,000	11,236,096
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	2,410,000	2,568,494
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	1,610,000	1,584,277
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	600,000	651,530
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	3,080,000	2,882,766
Wells Fargo & Co., Subordinated Notes	4.125%	8/15/23	1,950,000	1,909,317
Wells Fargo Bank NA, Subordinated Notes	5.950%	8/26/36	640,000	724,021
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	2,000,000	1,895,000

Total Commercial Banks				119,943,616

Consumer Finance - 1.4%
American Express Co., Senior Notes	2.650%	12/2/22	11,000	10,103
American Express Co., Subordinated Debentures	6.800%	9/1/66	4,720,000	5,003,200	(b)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	3,510,000	3,653,885
American Honda Finance Corp., Notes	1.000%	8/11/15	4,990,000	5,012,510	(a)
Capital One Financial Corp., Subordinated Notes	6.150%	9/1/16	2,770,000	3,084,816
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	6,510,000	7,434,147
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	10,225,000	7,975,500
SLM Corp., Senior Notes	3.875%	9/10/15	3,640,000	3,712,800
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	5,520,000	5,440,921

Total Consumer Finance				41,327,882

Diversified Financial Services - 4.4%
Bank of America Corp., Senior Notes	6.500%	8/1/16	1,030,000	1,167,315
Bank of America Corp., Senior Notes	3.875%	3/22/17	1,150,000	1,223,130
Bank of America Corp., Senior Notes	5.750%	12/1/17	540,000	609,165
Bank of America Corp., Senior Notes	3.300%	1/11/23	7,070,000	6,622,893
Bank of America Corp., Senior Notes	4.100%	7/24/23	5,570,000	5,535,382
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	90,000	93,298

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - continued
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	$200,000	$225,708
Citigroup Inc., Senior Notes	6.000%	12/13/13	9,590,000	9,694,013
Citigroup Inc., Senior Notes	6.375%	8/12/14	671,000	703,421
Citigroup Inc., Senior Notes	5.500%	10/15/14	427,000	447,453
Citigroup Inc., Senior Notes	6.010%	1/15/15	4,774,000	5,078,533
Citigroup Inc., Senior Notes	6.000%	8/15/17	3,540,000	4,045,862
Citigroup Inc., Senior Notes	5.875%	5/29/37	4,703,000	5,144,109
Citigroup Inc., Senior Notes	6.875%	3/5/38	183,000	226,228
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	4,105,000	3,704,340
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	3,040,000	3,126,497
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	2,000,000	2,012,886
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	3,230,000	3,277,565
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	4,640,000	4,936,524
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	4,730,000	5,075,503
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	2,080,000	2,549,140
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	16,410,000	17,517,675	(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	4,180,000	3,803,800	(a)(b)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	1,470,000	1,525,125	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	5,260,000	5,772,850	(a)
JPMorgan Chase & Co., Senior Notes	1.100%	10/15/15	8,050,000	8,065,408
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	2,271,000	2,382,826
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	7,599,000	7,967,354
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	600,000	621,523
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	170,000	176,986
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	160,000	172,172
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	5,285,000	6,004,098
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	5,230,000	4,742,899
MassMutual Global Funding II, Senior Secured Notes	5.250%	7/31/18	4,040,000	4,524,404	(a)

Total Diversified Financial Services				128,776,085

Insurance - 0.7%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	7,770,000	7,614,600
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	100,000	113,708
American International Group Inc., Senior Notes	3.750%	11/30/13	200,000	200,951	(a)
Chubb Corp., Senior Notes	5.750%	5/15/18	645,000	750,226
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	9,047,000	9,137,470
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	3,120,000	3,861,162	(a)

Total Insurance				21,678,117

Thrifts & Mortgage Finance - 0.5%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	10,120,000	11,190,716
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	3,510,000	3,584,686

Total Thrifts & Mortgage Finance				14,775,402

TOTAL FINANCIALS				386,352,266

HEALTH CARE - 2.0%
Biotechnology - 0.1%
Amgen Inc., Senior Notes	3.875%	11/15/21	3,000,000	3,040,215

Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	2,730,000	2,989,500
Medtronic Inc., Senior Notes	3.125%	3/15/22	40,000	39,350

Total Health Care Equipment & Supplies				3,028,850

Health Care Providers & Services - 1.0%
AmerisourceBergen Corp., Senior Notes	5.875%	9/15/15	3,050,000	3,338,606
Express Scripts Holding Co., Senior Notes	3.500%	11/15/16	9,090,000	9,620,374

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care Providers & Services - continued
Humana Inc., Senior Notes	3.150%	12/1/22	$1,000,000	$930,397
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	1,360,000	1,310,536
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	1,790,000	1,885,472
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	720,000	795,929
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	1,960,000	2,170,886
WellPoint Inc., Notes	5.875%	6/15/17	938,000	1,065,912
WellPoint Inc., Notes	7.000%	2/15/19	2,962,000	3,582,758
WellPoint Inc., Senior Notes	1.250%	9/10/15	1,140,000	1,147,758
WellPoint Inc., Senior Notes	3.700%	8/15/21	210,000	210,870
WellPoint Inc., Senior Notes	3.125%	5/15/22	2,270,000	2,155,474

Total Health Care Providers & Services				28,214,972

Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	1,320,000	1,298,865

Pharmaceuticals - 0.8%
AbbVie Inc., Senior Notes	1.750%	11/6/17	5,850,000	5,801,972
AbbVie Inc., Senior Notes	2.900%	11/6/22	3,570,000	3,338,700
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	3,390,000	3,252,630
Pfizer Inc., Senior Notes	6.200%	3/15/19	230,000	277,010
Pfizer Inc., Senior Notes	7.200%	3/15/39	2,310,000	3,131,348
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	3,061,000	3,637,576	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	100,000	99,254
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	490,000	486,345
Wyeth, Notes	5.950%	4/1/37	1,680,000	1,965,684
Zoetis Inc., Senior Notes	3.250%	2/1/23	760,000	723,531	(a)

Total Pharmaceuticals				22,714,050

TOTAL HEALTH CARE				58,296,952

INDUSTRIALS - 2.0%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	250,000	296,847
Boeing Co., Senior Notes	4.875%	2/15/20	4,990,000	5,671,694
Raytheon Co., Senior Notes	3.125%	10/15/20	1,420,000	1,440,436

Total Aerospace & Defense				7,408,977

Air Freight & Logistics - 0.2%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	4,720,000	4,783,800

Airlines - 0.7%
Air 2 US, Notes	8.027%	10/1/19	3,953,004	4,032,064	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	201,825	224,530
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	2,966,330	3,337,121
Southwest Airlines Co., Notes	5.125%	3/1/17	2,640,000	2,913,470
United Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	1,682,799	1,766,939
United Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	538,168	566,099
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	2,520,409	2,696,837
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	105,274	119,750
United Airlines Inc., Senior Secured Notes	6.648%	9/15/17	186,598	196,394
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	4,802,435	5,018,544

Total Airlines				20,871,748

Building Products - 0.2%
Masco Corp., Senior Notes	6.125%	10/3/16	4,120,000	4,557,750

Commercial Services & Supplies - 0.2%
Waste Management Inc., Senior Notes	5.000%	3/15/14	3,440,000	3,508,305
Waste Management Inc., Senior Notes	4.600%	3/1/21	940,000	1,002,708
Waste Management Inc., Senior Notes	7.375%	5/15/29	340,000	415,425

Total Commercial Services & Supplies				4,926,438

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Electrical Equipment - 0.3%
Eaton Corp., Senior Notes	1.500%	11/2/17	$2,060,000	$2,031,010	(a)
Eaton Corp., Senior Notes	2.750%	11/2/22	6,810,000	6,346,184	(a)
Eaton Corp., Senior Notes	4.150%	11/2/42	2,150,000	1,909,918	(a)

Total Electrical Equipment				10,287,112

Industrial Conglomerates - 0.1%
General Electric Co., Senior Notes	0.850%	10/9/15	2,230,000	2,235,140
United Technologies Corp., Senior Notes	5.400%	5/1/35	20,000	22,139

Total Industrial Conglomerates				2,257,279

Machinery - 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	1,790,000	1,798,397
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	780,000	736,176

Total Machinery				2,534,573

TOTAL INDUSTRIALS				57,627,677

INFORMATION TECHNOLOGY - 0.2%
Computers & Peripherals - 0.1%
Apple Inc., Senior Notes	2.400%	5/3/23	2,620,000	2,371,574

Software - 0.1%
Oracle Corp., Senior Notes	1.200%	10/15/17	4,960,000	4,871,410

TOTAL INFORMATION TECHNOLOGY				7,242,984

MATERIALS - 3.0%
Chemicals - 0.2%
Ecolab Inc., Senior Notes	3.000%	12/8/16	2,400,000	2,517,192
Ecolab Inc., Senior Notes	4.350%	12/8/21	1,170,000	1,232,734
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	770,000	840,945
PPG Industries Inc., Senior Notes	6.650%	3/15/18	310,000	364,720

Total Chemicals				4,955,591

Metals & Mining - 2.7%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	210,000	239,624
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	1,710,000	1,512,310
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	4,770,000	4,200,452
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	5,170,000	4,803,649
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	550,000	657,311
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	7,980,000	7,919,328
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	2,310,000	2,352,710
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	4,570,000	4,589,541
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	1,890,000	1,801,663
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	600,000	566,049
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	820,000	792,485	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	2,220,000	2,087,504	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	5,890,000	5,417,027
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	210,000	247,643
Rio Tinto Finance USA Ltd., Senior Notes	1.875%	11/2/15	60,000	60,886
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	2,570,000	2,645,851
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,960,000	2,543,451
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	6,240,000	6,202,242
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	970,000	986,349
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	340,000	335,223
Southern Copper Corp., Senior Notes	5.250%	11/8/42	7,470,000	6,024,465
Vale Overseas Ltd., Notes	8.250%	1/17/34	975,000	1,120,716
Vale Overseas Ltd., Notes	6.875%	11/21/36	6,129,000	6,215,995
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	7,986,000	7,694,064
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	830,000	906,708	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	4,540,000	4,552,353	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	3,930,000	3,908,566	(a)

Total Metals & Mining				80,384,165

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	$2,220,000	$2,156,666

TOTAL MATERIALS				87,496,422

TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 2.6%
AT&T Inc., Global Notes	5.800%	2/15/19	3,330,000	3,835,281
AT&T Inc., Senior Notes	2.500%	8/15/15	5,030,000	5,181,021
AT&T Inc., Senior Notes	4.450%	5/15/21	960,000	1,008,207
AT&T Inc., Senior Notes	3.875%	8/15/21	1,180,000	1,194,971
AT&T Inc., Senior Notes	2.625%	12/1/22	2,450,000	2,195,893
AT&T Inc., Senior Notes	5.550%	8/15/41	2,789,000	2,768,487
BellSouth Corp., Notes	6.875%	10/15/31	20,000	22,332
BellSouth Corp., Senior Bonds	5.200%	9/15/14	4,270,000	4,457,278
CenturyTel Inc., Senior Notes	6.000%	4/1/17	4,120,000	4,429,000
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	5,015,000	5,544,048
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	200,000	255,902
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	530,000	574,058
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,420,000	2,477,678
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	800,000	819,170
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	2,420,000	2,839,945
Verizon Communications Inc., Senior Notes	4.500%	9/15/20	6,440,000	6,848,721
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	3,470,000	3,076,783
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	15,780,000	16,912,783
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	9,380,000	10,416,612
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	710,000	801,545
Verizon Global Funding Corp., Notes	7.750%	12/1/30	230,000	282,835

Total Diversified Telecommunication Services				75,942,550

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,910,000	3,310,026
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	2,080,000	2,236,360
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	5,062,000	4,659,358
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	290,000	371,631

Total Wireless Telecommunication Services				10,577,375

TOTAL TELECOMMUNICATION SERVICES				86,519,925

UTILITIES - 1.1%
Electric Utilities - 0.9%
Duke Energy Corp., Senior Notes	3.550%	9/15/21	970,000	972,175
Exelon Corp., Bonds	5.625%	6/15/35	515,000	516,434
FirstEnergy Corp., Notes	7.375%	11/15/31	8,515,000	8,601,606
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	1,410,000	1,371,317
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	4,740,000	4,334,863
MidAmerican Energy Holdings Co., Senior Bonds	6.500%	9/15/37	700,000	826,812
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,430,000	1,590,933
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	260,000	331,995
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	5,240,000	5,683,519
Progress Energy Inc., Senior Notes	3.150%	4/1/22	1,360,000	1,300,414

Total Electric Utilities				25,530,068

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Gas Utilities - 0.2%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	$30,000	$34,104	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	5,390,000	6,958,102

Total Gas Utilities				6,992,206

TOTAL UTILITIES				32,522,274

TOTAL CORPORATE BONDS & NOTES (Cost - $1,033,639,681)				1,019,952,006

ASSET-BACKED SECURITIES - 3.7%
Ameriquest Mortgage Securities Inc., 2004-R2 A1A	0.869%	4/25/34	210,373	197,670	(b)
Amortizing Residential Collateral Trust, 2002-BC1M A	0.864%	1/1/32	1,105,628	746,846	(b)(g)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.214%	7/25/32	1,274,592	1,119,504	(b)
Argent Securities Inc., 2006-W4 A2B	0.289%	5/25/36	133,107	45,862	(b)
Avis Budget Rental Car Funding AESOP II LLC, 2010-5A A	3.150%	3/20/17	2,140,000	2,227,894	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	4,705,000	4,864,156	(a)
Avis Budget Rental Car Funding AESOP LLC, 2013-1A A	1.920%	9/20/19	1,840,000	1,802,819	(a)
Avis Budget Rental Car Funding AESOP LLC, 2013-2A A	2.970%	2/20/20	2,100,000	2,143,785	(a)
Bayview Financial Acquisition Trust, 2004-C A1	0.809%	5/28/44	162,575	159,992	(b)
Bayview Financial Acquisition Trust, 2005-B M1	0.629%	4/28/39	610,000	596,730	(b)
Bear Stearns Asset Backed Securities Trust, 2004-HE10 M1	1.154%	12/25/34	4,792,645	4,365,276	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	0.749%	9/25/34	111,762	107,313	(b)
Bear Stearns Asset-Backed Securities Trust, 2005-SD2 2A1	0.509%	12/25/44	183,570	180,369	(b)
Brazos Student Loan Finance Corp., 2009-1 AS	2.766%	12/27/39	5,900,000	6,619,458	(b)
CDC Mortgage Capital Trust, 2002-HE1 A	0.799%	1/25/33	287,387	274,357	(b)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.799%	9/25/33	345,395	318,083	(b)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.519%	12/25/36	774,913	430,149	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 1999-3 A	7.061%	2/3/29	24,565	18,013	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 2006-MH1 M1	5.708%	10/25/36	3,715,000	3,584,392	(a)
EFS Volunteer No. 2 LLC, 2012-1 A2	1.534%	3/25/36	3,100,000	3,121,418	(a)(b)
FBR Securitization Trust, 2005-5 M1	0.639%	11/25/35	10,261,000	8,192,495	(b)
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/26	97,617	5,683	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.685%	2/20/32	1,375,000	1,224,794	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.685%	3/13/32	2,125,000	1,854,502	(b)
GSAA Home Equity Trust, 2005-6 A3	0.549%	6/25/35	8,463,268	7,762,518	(b)
GSAA Home Equity Trust, 2005-9 2A4	0.609%	8/25/35	6,500,000	5,158,439	(b)
GSAMP Trust, 2006-S4 A1	0.269%	5/25/36	1,350,788	269,820	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	1,480,000	1,559,856	(a)
Hertz Vehicle Financing LLC, 2013-1A A2	1.830%	8/25/19	2,430,000	2,375,624	(a)
HSI Asset Securitization Corp. Trust, 2006-OPT3 3A3	0.359%	2/25/36	3,581,001	3,265,235	(b)
JPMorgan Mortgage Acquisition Corp., 2006-FRE1 A3	0.369%	5/25/35	272,992	257,443	(b)
Keycorp Student Loan Trust, 2003-A 1A2	0.526%	10/25/32	352,573	347,765	(b)
Long Beach Mortgage Loan Trust, 2000-1 AV1	0.699%	1/21/31	103,079	90,831	(b)
Long Beach Mortgage Loan Trust, 2004-6 A3	1.479%	11/25/34	3,615,745	3,579,924	(b)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.339%	10/25/36	2,655,614	1,133,235	(b)
Morgan Stanley Mortgage Loan Trust, 2006-17XS A1	0.299%	10/25/46	72,819	36,306	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Morgan Stanley Mortgage Loan Trust, 2007-3XS 2A1B	0.349%	1/25/47	$1,310,452	$428,489	(b)
Nelnet Student Loan Trust, 2004-4 A5	0.426%	1/25/37	175,455	170,452	(b)
Nelnet Student Loan Trust, 2013-5A A	0.812%	1/25/37	4,260,000	4,208,318	(a)(b)
North Carolina State Education Assistance Authority, 2012-1 A	0.979%	7/25/39	518,270	515,798	(b)
Pennsylvania Higher Education Assistance Agency, 2005-1 B1	2.410%	4/25/45	800,000	728,000	(b)
PPT Home Loan Trust, 2004-1 A	5.690%	8/25/35	6,802,961	6,647,545	(a)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.959%	1/25/31	355,648	259,100	(b)
RAAC Series, 2007-RP2 A	0.529%	2/25/46	325,140	279,374	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.859%	3/25/33	83,836	71,941	(b)
Residential Asset Securities Corp., 2001-KS2 AII	0.639%	6/25/31	189,025	156,518	(b)
Residential Asset Securities Corp., 2001-KS3 AII	0.639%	9/25/31	65,554	61,439	(b)
SACO I Trust, 2005-08 A1	0.739%	11/25/35	176,457	174,430	(b)
SACO I Trust, 2005-10 1A	0.699%	6/25/36	1,313,641	1,417,287	(b)
Saxon Asset Securities Trust, 2005-1 M1	0.869%	5/25/35	284,687	259,049	(b)
SLM Student Loan Trust, 2005-04 A3	0.386%	1/25/27	600,000	585,110	(b)
SLM Student Loan Trust, 2006-5 A5	0.376%	1/25/27	6,030,000	5,899,203	(b)
SLM Student Loan Trust, 2011-A A3	2.682%	1/15/43	3,125,000	3,274,256	(a)(b)
SLM Student Loan Trust, 2012-06 A3	0.929%	5/26/26	1,000,000	998,307	(b)
Structured Asset Investment Loan Trust, 2004-1 A3	0.979%	2/25/34	11,265,164	10,389,827	(b)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	2,361,838	2,329,882
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	1,717,014	1,731,052

TOTAL ASSET-BACKED SECURITIES (Cost - $111,493,489)				110,623,933

COLLATERALIZED MORTGAGE OBLIGATIONS - 15.4%
American Home Mortgage Assets, 2006-4 1A12	0.389%	10/25/46	1,450,628	909,419	(b)
American Home Mortgage Investment Trust, 2004-4 1A1	0.519%	2/25/45	3,413,230	3,102,646	(b)
Banc of America Commercial Mortgage Inc., 2006-1 AM	5.421%	9/10/45	1,179,000	1,262,911	(b)
Banc of America Commercial Mortgage Inc., 2006-5 AM	5.448%	9/10/47	5,860,000	6,192,080
Banc of America Commercial Mortgage Inc., 2008-1 A4	6.395%	2/10/51	110,000	125,911	(b)
Banc of America Funding Corp., 2005-E 8A1	2.384%	6/20/35	137,054	82,050	(b)
Banc of America Funding Corp., 2006-H 1A1	2.614%	9/20/46	641,936	515,361	(b)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.293%	12/25/34	115,450	112,880	(b)
Banc of America Mortgage Securities Inc., 2005-A 4A1	5.060%	2/25/35	42,049	40,664	(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	5.198%	11/25/34	6,003,437	5,903,095	(b)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW16 AM	5.898%	6/11/40	1,010,000	1,136,085	(b)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW17 AM	5.915%	6/11/50	1,140,000	1,286,273	(b)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AM	6.084%	6/11/50	2,375,000	2,643,430	(b)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AMA	6.087%	6/11/50	4,590,000	5,039,701	(b)
Bear Stearns Mortgage Funding Trust, 2007-AR5 1A1A	0.349%	6/25/47	5,130,740	3,868,916	(b)
CD Commercial Mortgage Trust, 2006-CD2 AM	5.531%	1/15/46	700,000	740,867	(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.579%	5/25/35	358,628	353,850	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
COBALT CMBS Commercial Mortgage Trust, 2007-C2 AMFX	5.526%	4/15/47	$1,100,000	$1,215,251	(b)
Commercial Mortgage Pass-Through Certificates, 2012-CR3 A3	2.822%	11/15/45	280,000	264,471
Commercial Mortgage Pass-Through Certificates, 2013-WWP A2	3.424%	3/10/31	1,190,000	1,144,715	(a)
Commercial Mortgage Trust, 2013-CR10 A2	2.972%	8/10/46	1,330,000	1,374,111
Commercial Mortgage Trust, 2013-CR10 A4	4.210%	8/10/46	1,034,000	1,077,031	(b)
Countrywide Alternative Loan Trust, 2004-J9 3A4	0.569%	10/25/34	13,597	13,595	(b)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.439%	7/25/35	5,346,223	4,340,465	(b)
Countrywide Alternative Loan Trust, 2006-0A06 1A2	0.389%	7/25/46	1,107,389	888,690	(b)
Countrywide Alternative Loan Trust, 2006-0A08 1A1	0.369%	7/25/46	1,624,405	1,239,481	(b)
Countrywide Alternative Loan Trust, 2006-0A10 4A1	0.369%	8/25/46	609,487	403,877	(b)
Countrywide Home Loans, 2005-09 2A1	0.399%	5/25/35	3,713,713	2,569,020	(b)
Countrywide Home Loans, 2005-11 3A3	2.691%	4/25/35	92,929	64,461	(b)
Countrywide Home Loans, 2005-11 6A1	0.479%	3/25/35	48,470	41,437	(b)
Countrywide Home Loans, 2005-R3 AF	0.579%	9/25/35	1,365,072	1,189,195	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.479%	5/25/35	5,665,333	4,715,234	(b)
Credit Suisse Commercial Mortgage Trust, 2007-C2 AM	5.615%	1/15/49	2,698,000	2,865,233	(b)
Credit Suisse Mortgage Capital Certificates, 2006-C5 A3	5.311%	12/15/39	1,380,000	1,506,251
Credit Suisse Mortgage Capital Certificates, 2007-C1 A3	5.383%	2/15/40	302,044	325,006
CWCapital Cobalt, 2007-C2 A3	5.484%	4/15/47	2,998,686	3,336,345	(b)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.629%	6/25/34	742,531	669,173	(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR6 2A1A	0.471%	10/19/45	2,082,461	1,721,766	(b)
Extended Stay America Trust, 2013-ESH7 A27	2.958%	12/5/31	1,130,000	1,104,285	(a)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.732%	2/25/48	290,468	290,260	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 001 Z	9.300%	4/15/19	22,818	24,809
Federal Home Loan Mortgage Corp. (FHLMC), 170 B, IO	10.000%	3/1/21	15,495	2,191
Federal Home Loan Mortgage Corp. (FHLMC), 2957 ZA, PAC	5.000%	3/15/35	7,609,496	8,359,914
Federal Home Loan Mortgage Corp. (FHLMC), 3242 SC, IO	6.108%	11/15/36	1,387,921	184,385	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.318%	7/15/37	1,860,556	246,786	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3368 AI, IO	5.848%	9/15/37	2,590,462	336,668	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	6.048%	1/15/40	1,276,513	160,745	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	3,100,000	3,388,678
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	8,572,638	9,382,315
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.768%	10/15/41	4,151,719	788,827	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3997 SK, IO, PAC-1	6.418%	11/15/41	4,995,737	903,835	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4054 SA, IO	5.868%	8/15/39	3,549,222	534,441	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal Home Loan Mortgage Corp. (FHLMC), 4057 BS, IO	5.868%	9/15/39	$3,610,823	$666,485	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4057 SA, IO	5.868%	4/15/39	7,086,905	1,315,507	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4063 S, IO	5.768%	6/15/42	981,727	246,340	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4068 DS, IO	5.818%	6/15/42	6,818,079	1,425,965	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4068 TS, IO	5.818%	6/15/42	3,539,965	746,232	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4073 SB, IO	5.818%	7/15/42	5,891,519	1,218,385	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4076 SW, IO	5.868%	7/15/42	555,889	117,069	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	5,432,462	750,781
Federal Home Loan Mortgage Corp. (FHLMC), 4097 ES, IO	5.918%	8/15/42	4,295,582	1,055,265	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4097 ST, IO	5.868%	8/15/42	1,100,862	236,721	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4102 MS, IO	6.418%	9/15/42	4,948,105	1,130,427	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4114 SC, IO	5.918%	10/15/42	3,229,562	831,270	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4116 AS, IO	5.968%	10/15/42	4,360,427	918,103	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4116 LS, IO	6.018%	10/15/42	1,630,931	357,019	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4119 IN, IO	3.500%	10/15/32	2,858,784	556,028
Federal Home Loan Mortgage Corp. (FHLMC), 4120 SV, IO	5.968%	10/15/42	2,834,418	610,575	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SE, IO	5.968%	11/15/42	749,315	164,701	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SG, IO	5.968%	11/15/42	3,638,599	830,640	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SJ, IO	5.968%	11/15/42	856,704	199,293	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SQ, IO	5.968%	11/15/42	1,235,919	300,415	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4147 CS, IO	5.918%	12/15/42	2,416,041	606,461	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4150 SP, IO	5.968%	1/15/43	3,845,787	766,821	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4174 SA, IO	6.018%	5/15/39	8,293,388	1,761,289	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4199 CS, IO	5.968%	5/15/43	4,724,793	1,120,159	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4199 SB, IO	6.018%	5/15/40	3,327,585	700,377	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	6.068%	9/15/42	1,468,342	294,734	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4245 AS, IO	5.818%	8/15/43	8,562,557	1,906,832	(b)
Federal Home Loan Mortgage Corp. (FHLMC), PO	0.000%	7/15/22	3,204	3,200
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	10,634,140	11,723,683
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.836%	7/25/21	13,978,189	1,418,800	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K006 AX1, IO	1.207%	1/25/20	$22,566,141	$1,180,164	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.391%	4/25/20	36,161,333	2,142,704	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.824%	6/25/20	39,352,855	3,284,743	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.734%	10/25/21	8,853,374	874,315	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.597%	12/25/21	6,728,240	604,727	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K021 X1, IO	1.646%	6/25/22	8,812,289	880,119	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K024 X1, IO	1.025%	9/25/22	6,385,610	393,219	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.250%	5/25/18	17,669,961	1,458,161	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.384%	6/25/21	14,313,907	1,097,132	(b)
Federal National Mortgage Association (FNMA), 2006-104 IC, IO	6.421%	11/25/36	4,006,123	896,276	(b)
Federal National Mortgage Association (FNMA), 2010-027 AS, IO	6.301%	4/25/40	2,174,297	351,579	(b)
Federal National Mortgage Association (FNMA), 2010-100 CS, IO	6.471%	9/25/40	2,691,015	394,654	(b)
Federal National Mortgage Association (FNMA), 2010-123 PM, PAC	4.000%	7/25/40	6,500,000	6,853,151
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.351%	12/25/40	1,270,174	142,990	(b)
Federal National Mortgage Association (FNMA), 2010-150 SN, IO	6.351%	1/25/41	3,608,582	502,161	(b)
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	791,989	885,815
Federal National Mortgage Association (FNMA), 2011-059 SW, IO	6.461%	7/25/41	1,986,004	336,490	(b)
Federal National Mortgage Association (FNMA), 2011-063 SW, IO	6.501%	7/25/41	3,864,874	501,902	(b)
Federal National Mortgage Association (FNMA), 2011-087 SJ, IO	5.771%	9/25/41	9,565,348	1,279,329	(b)
Federal National Mortgage Association (FNMA), 2011-099 KS, IO	6.521%	10/25/26	1,461,618	221,720	(b)
Federal National Mortgage Association (FNMA), 2011-117 LS, IO	6.421%	10/25/40	2,989,037	682,896	(b)
Federal National Mortgage Association (FNMA), 2012-017 WS, IO	6.371%	7/25/39	2,510,222	517,996	(b)
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	1,505,311	1,682,201
Federal National Mortgage Association (FNMA), 2012-046 BA	6.000%	5/25/42	5,682,579	6,272,942
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	2,110,242	2,371,450
Federal National Mortgage Association (FNMA), 2012-063 DS, IO	6.371%	3/25/39	5,496,531	1,126,981	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal National Mortgage Association (FNMA), 2012-070 YS, IO	6.471%	2/25/41	$1,516,239	$273,340	(b)
Federal National Mortgage Association (FNMA), 2012-074 AI, IO	3.000%	7/25/27	5,844,183	735,977
Federal National Mortgage Association (FNMA), 2012-074 OA, PO	0.000%	3/25/42	349,470	332,326
Federal National Mortgage Association (FNMA), 2012-074 SA, IO	6.471%	3/25/42	5,154,678	889,771	(b)
Federal National Mortgage Association (FNMA), 2012-075 AO, PO	0.000%	3/25/42	262,102	249,244
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.421%	7/25/42	1,709,621	408,900	(b)
Federal National Mortgage Association (FNMA), 2012-083 YS, IO	5.221%	8/25/42	2,214,808	341,471	(b)
Federal National Mortgage Association (FNMA), 2012-089 AS, IO	5.871%	5/25/39	186,044	34,917	(b)
Federal National Mortgage Association (FNMA), 2012-093 IB, IO	3.000%	9/25/27	3,359,086	441,491
Federal National Mortgage Association (FNMA), 2012-093 SG, IO	5.921%	9/25/42	1,839,025	374,533	(b)
Federal National Mortgage Association (FNMA), 2012-093 SM, IO	5.921%	9/25/42	1,214,131	262,025	(b)
Federal National Mortgage Association (FNMA), 2012-098 SA, IO	5.871%	5/25/39	2,506,500	457,285	(b)
Federal National Mortgage Association (FNMA), 2012-111 JS, IO	5.921%	7/25/40	5,040,415	1,069,642	(b)
Federal National Mortgage Association (FNMA), 2012-111 SB, IO	6.421%	10/25/42	3,408,224	836,160	(b)
Federal National Mortgage Association (FNMA), 2012-124 SE, IO	5.971%	11/25/42	2,258,716	485,178	(b)
Federal National Mortgage Association (FNMA), 2012-128 SL, IO	5.971%	11/25/42	1,633,381	408,347	(b)
Federal National Mortgage Association (FNMA), 2012-128 SQ, IO	5.971%	11/25/42	2,559,611	590,227	(b)
Federal National Mortgage Association (FNMA), 2012-133 CS, IO	5.971%	12/25/42	3,002,205	698,830	(b)
Federal National Mortgage Association (FNMA), 2012-133 GS, IO	5.971%	12/25/42	4,352,770	916,416	(b)
Federal National Mortgage Association (FNMA), 2012-133 SA, IO	5.971%	12/25/42	870,615	211,655	(b)
Federal National Mortgage Association (FNMA), 2012-134 MS, IO	5.971%	12/25/42	2,215,149	529,547	(b)
Federal National Mortgage Association (FNMA), 2012-134 SC, IO	5.971%	12/25/42	3,385,299	721,019	(b)
Federal National Mortgage Association (FNMA), 2012-134 SK, IO	5.971%	12/25/42	1,904,739	432,121	(b)
Federal National Mortgage Association (FNMA), 2012-139 DI, IO	3.000%	12/25/27	4,863,833	659,125
Federal National Mortgage Association (FNMA), 2012-139 NS, IO	6.521%	12/25/42	5,482,276	1,346,863	(b)
Federal National Mortgage Association (FNMA), 2012-148 LS, IO	6.021%	1/25/43	2,072,201	368,098	(b)
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	10,431,477	11,733,983
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	18,900,000	20,840,784
Federal National Mortgage Association (FNMA), 2013-009 SG, IO	6.021%	3/25/39	1,559,722	343,624	(b)
Federal National Mortgage Association (FNMA), 2013-019 SK, IO	5.971%	3/25/43	1,752,989	436,799	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal National Mortgage Association (FNMA), 2013-026 HI, IO	3.000%	4/25/32	$5,505,471	$783,088
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	1,922,486	301,781
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	678,219	114,419
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	339,213	57,374	(b)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	345,791	50,345	(b)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	410,561	68,235
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	2,565,707	378,657
Federal National Mortgage Association (FNMA), 409 C01, IO	3.000%	11/25/26	7,453,791	831,628
Federal National Mortgage Association (FNMA), 409 C02, IO	3.000%	4/25/27	7,732,736	912,331
Federal National Mortgage Association (FNMA), 409 C15, IO	4.000%	11/25/39	1,882,967	313,044
Federal National Mortgage Association (FNMA), 409 C18, IO	4.000%	4/25/42	808,949	115,049
Federal National Mortgage Association (FNMA), IO	9.500%	2/1/17	2,587	273
Federal National Mortgage Association (FNMA), IO	1,009.500%	2/25/20	2	29
Federal National Mortgage Association (FNMA), IO, PAC	1,009.250%	8/25/21	112	1,813
Federal National Mortgage Association (FNMA), PO, PAC	0.000%	5/25/22	18,818	18,818
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	4,808,906	537,945
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	3,991,224	472,942
GMAC Commercial Mortgage Securities Inc., 2006-C1 AM	5.290%	11/10/45	6,165,000	6,552,877	(b)
Government National Mortgage Association (GNMA), 2009-106 PD, PAC	4.500%	4/20/38	3,000,000	3,262,509
Government National Mortgage Association (GNMA), 2009-106 SC, IO, PAC	6.170%	11/20/39	1,770,200	226,696	(b)
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC	6.320%	3/20/39	1,434,223	214,353	(b)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.300%	4/20/40	685,041	124,082	(b)
Government National Mortgage Association (GNMA), 2010-042 PC, PAC	5.000%	7/20/39	5,000,000	5,588,185
Government National Mortgage Association (GNMA), 2010-047 XN, IO	6.368%	4/16/34	534,106	30,045	(b)
Government National Mortgage Association (GNMA), 2010-059 LB, PAC	4.500%	10/20/39	2,900,000	3,154,394
Government National Mortgage Association (GNMA), 2010-059 PB, PAC	4.500%	7/20/39	6,700,000	7,295,737
Government National Mortgage Association (GNMA), 2010-076 SH, IO	6.320%	5/20/40	810,271	147,442	(b)
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	6.470%	1/20/40	976,938	168,668	(b)
Government National Mortgage Association (GNMA), 2010-086 PB, PAC	4.500%	10/20/39	17,505,000	18,926,038
Government National Mortgage Association (GNMA), 2010-101 NI, IO, PAC	5.000%	11/20/36	2,868,631	212,574
Government National Mortgage Association (GNMA), 2010-H03 FA	0.734%	3/20/60	3,925,631	3,894,285	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2010-H10 FC	1.184%	5/20/60	$2,031,582	$2,051,538	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.536%	8/20/58	1,397,961	1,381,229	(b)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.566%	12/20/60	1,604,367	1,580,792	(b)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.586%	12/20/60	4,643,620	4,575,754	(b)
Government National Mortgage Association (GNMA), 2011-040 SA, IO	5.948%	2/16/36	4,156,081	524,950	(b)
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	5,900,000	6,534,958
Government National Mortgage Association (GNMA), 2011-H03 FA	0.686%	1/20/61	2,761,860	2,738,273	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.686%	12/20/60	1,841,636	1,834,527	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.636%	2/20/61	1,336,706	1,321,761	(b)
Government National Mortgage Association (GNMA), 2011-H08 FG	0.666%	3/20/61	5,182,586	5,132,517	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.686%	3/20/61	3,724,548	3,691,515	(b)
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	4,848,644	730,846
Government National Mortgage Association (GNMA), 2012-081 AI, IO	3.500%	4/20/27	1,589,661	167,131
Government National Mortgage Association (GNMA), 2012-098 SA, IO	5.918%	8/16/42	3,743,229	546,285	(b)
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.399%	6/25/45	4,034,849	3,490,874	(b)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.439%	10/25/45	754,896	626,134	(b)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	6.056%	7/10/38	1,800,000	1,967,713	(b)
GS Mortgage Securities Trust, 2012-ALOH A	3.551%	4/10/34	1,750,000	1,732,976	(a)
GS Mortgage Securities Trust, 2013-GC13 A5	4.176%	7/10/46	2,200,000	2,277,878	(b)
GS Mortgage Securities Trust, 2013-GC14 A5	4.243%	8/10/46	440,000	456,868
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.529%	1/25/35	212,582	178,099	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.529%	3/25/35	9,015,131	7,634,337	(a)(b)
GSR Mortgage Loan Trust, 2005-4F 1A1	4.500%	4/25/20	960,471	975,386
Harborview Mortgage Loan Trust, 2005-9 2A1A	0.520%	6/20/35	614,181	558,072	(b)
Homestar Mortgage Acceptance Corp., 2004-3 AV1	0.629%	7/25/34	321,830	315,958	(b)
IMPAC Secured Assets Corp., 2006-2 2A1	0.529%	8/25/36	1,103,524	1,061,169	(b)
IMPAC Secured Assets Corp., 2007-2 2A	0.429%	4/25/37	5,419,844	4,938,334	(b)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	4.656%	9/25/35	60,480	53,169	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	1,420,000	1,557,429
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	2,000,000	2,199,088
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 AM	5.372%	5/15/47	200,000	214,014
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 AM	6.078%	2/12/51	1,845,000	2,076,507	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 AMFX	5.930%	2/12/51	400,000	446,032	(b)
LB Commercial Conduit Mortgage Trust, 2007-C3 AM	6.081%	7/15/44	840,000	934,737	(b)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.845%	6/15/36	2,189,495	7,361	(a)(b)(f)
LB-UBS Commercial Mortgage Trust, 2007-C7 AM	6.425%	9/15/45	930,000	1,050,799	(b)
Lehman XS Trust, 2005-7N 1A1B	0.479%	12/25/35	74,348	30,931	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Luminent Mortgage Trust, 2006-1 A1	0.419%	4/25/36	$359,941	$222,149	(b)
Luminent Mortgage Trust, 2007-2 2A1	0.409%	5/25/37	178,452	108,121	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.352%	12/25/34	95,196	92,942	(b)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	578,409	598,198	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	108,017	111,846	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.529%	5/25/35	861,818	729,190	(a)(b)
Merrill Lynch Mortgage Investors Inc., 1998-C1 A3	6.720%	11/15/26	1,092,939	1,165,720	(b)
Merrill Lynch Mortgage Investors Inc., 2005-A3 A1	0.449%	4/25/35	359,758	343,455	(b)
Merrill Lynch Mortgage Investors Inc., 2005-A9 3A1	2.710%	12/25/35	66,896	58,656	(b)
Merrill Lynch Mortgage Trust, 2007-C1 A4	6.045%	6/12/50	620,000	695,035	(b)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2006-4 AM	5.204%	12/12/49	2,000,000	2,177,990	(b)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-9 A4	5.700%	9/12/49	3,902,000	4,367,126
MLCC Mortgage Investors Inc., 2003-B A1	0.859%	4/25/28	915,222	899,614	(b)
MLCC Mortgage Investors Inc., 2006-1 1A	2.497%	2/25/36	284,527	262,097	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	2.050%	8/15/45	10,242,024	1,011,523	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C6 AS	3.476%	11/15/45	860,000	827,943
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 A4	2.918%	2/15/46	1,360,000	1,286,209
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 AS	3.214%	2/15/46	1,426,000	1,337,490
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C09 AS	3.456%	5/15/46	1,180,000	1,123,968
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.219%	7/15/46	510,000	527,126	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C11 A2	3.085%	8/15/46	2,960,000	3,073,182
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C11 A4	4.367%	8/15/46	690,000	718,509	(b)
Morgan Stanley Capital I, 2007-IQ14 A4	5.692%	4/15/49	150,000	166,654	(b)
Morgan Stanley Mortgage Loan Trust, 2004-08AR 4A1	2.493%	10/25/34	459,973	445,521	(b)
Morgan Stanley Mortgage Loan Trust, 2004-08AR 4A2	2.493%	10/25/34	401,373	403,747	(b)
Morgan Stanley Mortgage Loan Trust, 2005-03AR 2A2	2.489%	7/25/35	2,168,827	1,814,232	(b)
Mortgage IT Trust, 2005-1 1A1	0.499%	2/25/35	841,992	792,316	(b)
Nomura Asset Acceptance Corp., 2004-R3 A1	6.500%	2/25/35	332,517	346,734	(a)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	315,908	291,981
Opteum Mortgage Acceptance Corp., 2005-2 AI3	0.499%	4/25/35	5,061,009	4,834,200	(b)
Prime Mortgage Trust, 2006-DR1 1A1	5.500%	5/25/35	8,346,535	8,326,912	(a)
Prime Mortgage Trust, 2006-DR1 1A2	6.000%	5/25/35	3,460,875	3,487,503	(a)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	515,085	490,764	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	29,133,570	29,189,419	(a)
RBSSP Resecuritization Trust, 2010-3 4A1	3.179%	12/26/35	134,001	134,981	(a)(b)
Residential Accredit Loans Inc., 2006-QO1O A1	0.339%	1/25/37	983,511	657,450	(b)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	5,834,088	5,981,084
Structured ARM Loan Trust, 2004-10 2A	2.426%	8/25/34	6,159,592	5,904,585	(b)
Structured ARM Loan Trust, 2005-19XS 1A1	0.499%	10/25/35	742,298	624,217	(b)
Structured Asset Securities Corp., 2003-29 1A1	4.750%	9/25/18	3,274,292	3,352,161
Structured Mortgage Asset Residential Trust, 1991-8 E, IO	0.015%	1/25/23	165,000	76	(b)(f)
UBS Barclays Commercial Mortgage Trust, 2012-C4 AS	3.317%	12/10/45	1,190,000	1,119,346	(a)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
VNO Mortgage Trust, 2012-6AVE A	2.996%	11/15/30	$1,000,000	$940,972	(a)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 A5	5.342%	12/15/43	2,750,000	3,042,429
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AM	5.383%	12/15/43	1,250,000	1,330,740
Wachovia Bank Commercial Mortgage Trust, 2007-C34 A3	5.678%	5/15/46	4,356,000	4,886,661
WaMu Mortgage Pass-Through Certificates, 2002-AR19 A6	2.491%	2/25/33	141,804	139,612	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.428%	9/25/33	49,769	50,369	(b)
WaMu Mortgage Pass-Through Certificates, 2003-S7 A1	4.500%	8/25/18	473,888	479,751
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR01 A2A1	0.519%	1/25/45	552,648	496,379	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.449%	7/25/45	69,073	62,923	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.499%	8/25/45	7,783,834	7,207,558	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.469%	10/25/45	134,648	122,987	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.449%	12/25/45	10,384,425	9,530,057	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.469%	12/25/45	156,304	137,048	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.320%	9/25/36	435,733	360,303	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	13,316	14,039
Wells Fargo Commercial Mortgage Trust, 2013-LC12 A4	4.218%	7/15/46	2,200,000	2,277,169	(b)
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.078%	8/27/35	408,343	415,763	(a)(b)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 3A2	2.708%	4/25/36	1,688,141	1,611,472	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $468,990,383)				453,893,979

MORTGAGE-BACKED SECURITIES - 25.0%
FHLMC - 2.4%
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/13-8/1/35	6,532,429	7,090,917
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	4/1/16-11/1/39	1,466,954	1,592,017
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	9/1/20-3/1/38	5,083,424	5,441,963
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/24-5/1/32	854,752	959,113
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	6/1/32-9/1/39	1,056,181	1,169,125
Federal Home Loan Mortgage Corp. (FHLMC)	2.721%	10/1/35	885,387	950,826	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.871%	1/1/36	227,561	242,813	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.927%	1/1/37	7,873	8,357	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.441%	2/1/37	149,812	159,343	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	1.955%	4/1/37	80,341	85,218	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.636%	8/1/37	4,013,906	4,283,177	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.546%	1/1/38	291,571	309,732	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	9/1/42-8/1/43	4,765,705	4,974,439
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	11/1/42-1/1/43	3,826,341	3,888,759
Federal Home Loan Mortgage Corp. (FHLMC), Bonds	4.000%	3/1/42	2,948,001	3,082,772
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	4/1/19	32,640	34,504
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/20-9/1/35	210,327	224,034

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
FHLMC - continued
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25-7/1/43	$26,240,357	$27,633,198
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	10/16/28	200,000	210,500	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	1,249,047	1,351,204
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	10/1/36	783,673	865,403
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	3/1/39	2,601,784	2,831,123
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	4/1/43	2,570,583	2,596,730

Total FHLMC				69,985,267

FNMA - 16.8%
Federal National Mortgage Association (FNMA)	8.000%	5/1/15	2,058	2,065
Federal National Mortgage Association (FNMA)	4.500%	7/1/18-9/1/41	37,661,271	40,412,066
Federal National Mortgage Association (FNMA)	4.000%	8/1/20-8/1/43	50,133,642	52,766,647
Federal National Mortgage Association (FNMA)	5.000%	8/1/20-5/1/42	18,502,650	19,853,633
Federal National Mortgage Association (FNMA)	6.000%	8/1/21-12/1/39	22,454,087	24,609,480
Federal National Mortgage Association (FNMA)	7.500%	6/1/25-5/1/28	188,283	199,856
Federal National Mortgage Association (FNMA)	7.000%	1/1/27-2/1/39	9,591,940	10,752,225
Federal National Mortgage Association (FNMA)	2.500%	1/1/28-10/1/42	6,800,415	6,734,041
Federal National Mortgage Association (FNMA)	6.500%	7/1/28-3/1/32	41,385	45,848
Federal National Mortgage Association (FNMA)	2.500%	10/16/28-10/10/43	33,700,000	33,499,094	(h)
Federal National Mortgage Association (FNMA)	3.000%	10/16/28	25,600,000	26,504,000	(h)
Federal National Mortgage Association (FNMA)	3.500%	10/16/28-10/10/43	35,800,000	36,956,470	(h)
Federal National Mortgage Association (FNMA)	2.849%	6/1/35	2,821,146	3,013,349	(b)
Federal National Mortgage Association (FNMA)	2.399%	7/1/35	660,441	697,424	(b)
Federal National Mortgage Association (FNMA)	2.273%	8/1/35	489,402	524,580	(b)
Federal National Mortgage Association (FNMA)	2.595%	9/1/35	797,354	844,087	(b)
Federal National Mortgage Association (FNMA)	2.643%	9/1/35	1,413,628	1,498,902	(b)
Federal National Mortgage Association (FNMA)	5.500%	9/1/35-11/1/38	13,495,254	14,718,373
Federal National Mortgage Association (FNMA)	2.155%	10/1/35	3,796,610	3,996,403	(b)
Federal National Mortgage Association (FNMA)	2.599%	10/1/35	582,813	617,394	(b)
Federal National Mortgage Association (FNMA)	2.673%	10/1/35	527,567	562,107	(b)
Federal National Mortgage Association (FNMA)	2.751%	10/1/35	545,298	582,886	(b)
Federal National Mortgage Association (FNMA)	3.482%	10/1/35	905,979	962,838	(b)
Federal National Mortgage Association (FNMA)	2.090%	11/1/35	1,435,614	1,509,178	(b)
Federal National Mortgage Association (FNMA)	2.130%	11/1/35	1,396,274	1,471,307	(b)
Federal National Mortgage Association (FNMA)	2.131%	11/1/35	1,653,438	1,738,301	(b)
Federal National Mortgage Association (FNMA)	2.136%	11/1/35	1,788,516	1,880,401	(b)
Federal National Mortgage Association (FNMA)	2.140%	11/1/35	1,152,751	1,211,426	(b)
Federal National Mortgage Association (FNMA)	2.820%	9/1/36	623,242	669,024	(b)
Federal National Mortgage Association (FNMA)	2.793%	12/1/36	31,528	33,734	(b)
Federal National Mortgage Association (FNMA)	1.770%	2/1/37	10,393,114	10,822,854	(b)
Federal National Mortgage Association (FNMA)	3.500%	8/1/42-5/1/43	39,997,357	40,394,622
Federal National Mortgage Association (FNMA)	3.000%	12/1/42-2/1/43	4,967,537	4,783,031
Federal National Mortgage Association (FNMA)	4.000%	10/10/43	108,800,000	114,120,995	(h)
Federal National Mortgage Association (FNMA)	5.000%	10/10/43	33,500,000	36,326,562	(h)

Total FNMA				495,315,203

GNMA - 5.8%
Government National Mortgage Association (GNMA)	8.000%	10/15/16-7/15/17	35,303	35,948
Government National Mortgage Association (GNMA)	7.500%	10/15/22-8/15/32	90,751	103,074
Government National Mortgage Association (GNMA)	7.000%	6/15/23-5/15/32	111,403	118,844

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
GNMA - continued
Government National Mortgage Association (GNMA)	6.500%	10/15/23-10/20/37	$17,872,003	$20,658,839
Government National Mortgage Association (GNMA)	6.000%	3/15/26-11/20/41	20,555,224	22,723,015
Government National Mortgage Association (GNMA)	5.500%	1/15/33-6/15/36	788,961	872,455
Government National Mortgage Association (GNMA)	5.000%	1/15/40-11/20/40	2,792,764	3,063,264
Government National Mortgage Association (GNMA)	4.500%	1/20/40-3/20/41	19,107,853	20,660,149
Government National Mortgage Association (GNMA)	3.000%	10/21/43	5,300,000	5,224,640	(h)
Government National Mortgage Association (GNMA)	3.500%	10/21/43	16,200,000	16,653,095	(h)
Government National Mortgage Association (GNMA)	4.000%	10/21/43	19,400,000	20,460,938	(h)
Government National Mortgage Association (GNMA) II	6.000%	10/20/37-2/20/42	691,167	769,477
Government National Mortgage Association (GNMA) II	3.500%	10/21/43	46,500,000	47,967,661	(h)
Government National Mortgage Association (GNMA) II	4.000%	10/21/43	13,100,000	13,865,531	(h)

Total GNMA				173,176,930

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $728,707,886)				738,477,400

MUNICIPAL BONDS - 0.9%
Arizona - 0.0%
Arizona State Board of Regents University System Revenue	5.000%	7/1/43	420,000	434,095

California - 0.2%
California State, GO	5.000%	9/1/23	1,720,000	2,006,569
California State, GO, Various Purpose	5.000%	9/1/25	1,240,000	1,403,481
California State, GO, Various Purpose	5.000%	4/1/42	1,190,000	1,216,442

Total California				4,626,492

Connecticut - 0.0%
Connecticut State, GO	5.000%	7/15/24	580,000	675,555

Georgia - 0.0%
Private Colleges & Universities Authority, GA, Revenue, Emory University	5.000%	10/1/43	940,000	998,496

New Jersey - 0.1%
New Jersey State EDA Lease Revenue, Rutgers University	5.000%	6/15/46	570,000	583,606
New Jersey State Transportation Trust Fund Authority, Revenue, Transportation Program	5.000%	6/15/38	1,430,000	1,458,200
New Jersey State Transportation Trust Fund Authority, Revenue, Transportation Program	5.000%	6/15/42	1,010,000	1,026,311
New Jersey State Turnpike Authority Revenue	5.000%	1/1/43	660,000	672,593

Total New Jersey				3,740,710

New York - 0.2%
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue	5.000%	6/15/47	460,000	474,964
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Second General Resolution	5.000%	6/15/47	460,000	474,343

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
New York - continued
New York Liberty Development Corp., Liberty Revenue, 1 WTC Port Authority Constructions	5.000%	12/15/41	$810,000	$825,771
New York State Dormitory Authority, State Personal Income Tax Revenue, General Purpose Bonds	5.000%	12/15/26	420,000	474,814
New York State Dormitory Authority, State Personal Income Tax Revenue, General Purpose Bonds	5.000%	12/15/27	1,100,000	1,230,614
New York State Urban Development Corp. Revenue, State Personal Income Tax	5.000%	3/15/27	1,950,000	2,186,925
New York, NY, GO	5.000%	8/1/25	540,000	617,954

Total New York				6,285,385

Ohio - 0.1%
Northeast, OH, Regional Sewer District Revenue, Waste Water Revenue Improvement	5.000%	11/15/43	920,000	958,465
Ohio State Turnpike Commission Revenue, Junior Lien-Infrastructure Projects	5.000%	2/15/48	1,910,000	1,928,394
Ohio State Turnpike Commission Revenue, Senior Lien	5.000%	2/15/48	810,000	832,526

Total Ohio				3,719,385

Pennsylvania - 0.0%
Pennsylvania State Turnpike Commission Revenue	5.000%	12/1/43	710,000	719,557

Texas - 0.1%
San Antonio, TX, Electric and Gas Revenue, Junior Lien	5.000%	2/1/43	1,580,000	1,639,534

Utah - 0.1%
Utah Transit Authority, Sales Tax Revenue	5.000%	6/15/42	1,680,000	1,716,742

Virginia - 0.1%
Richmond, VA, GO	5.000%	3/1/27	440,000	495,902
Richmond, VA, GO	5.000%	3/1/28	470,000	524,501
Richmond, VA, GO	5.000%	3/1/29	490,000	543,508

Total Virginia				1,563,911

TOTAL MUNICIPAL BONDS (Cost - $25,533,414)				26,119,862

SOVEREIGN BONDS - 0.1%
Chile - 0.1%
Corporacion Nacional del Cobre de Chile, Senior Notes	4.750%	10/15/14	1,750,000	1,814,069	(a)

Mexico - 0.0%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	112,000	122,472
United Mexican States, Senior Notes	4.000%	10/2/23	164,000	162,975
United Mexican States, Senior Notes	4.750%	3/8/44	680,000	615,400

Total Mexico				900,847

TOTAL SOVEREIGN BONDS (Cost - $2,783,469)				2,714,916

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 19.1%
U.S. Government Agencies - 4.3%
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.375%	1/13/22	16,050,000	15,621,401
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.625%	11/23/35	12,290,000	13,139,595
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	15,110,000	20,196,857
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	30,110,000	25,536,080

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Federal National Mortgage Association (FNMA), Notes	6.000%	4/18/36	$110,000	$121,365
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	6,320,000	5,829,037
Financing Corp. (FICO) Strip, Bonds	0.000%	4/5/19	1,150,000	1,027,483
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	1,790,000	1,677,914
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	6,720,000	6,231,947
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	10,810,000	9,988,739
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	7,280,000	6,596,619
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	880,000	787,448
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	5,410,000	5,029,179
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	6,410,000	5,912,911
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	1,240,000	1,087,563
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	2,450,000	3,300,488
Tennessee Valley Authority, Notes	5.250%	9/15/39	4,970,000	5,417,394

Total U.S. Government Agencies				127,502,020

U.S. Government Obligations - 14.8%
U.S. Treasury Bonds	2.750%	8/15/42	124,681,000	103,348,829
U.S. Treasury Bonds	2.750%	11/15/42	4,030,800	3,336,116
U.S. Treasury Bonds	2.875%	5/15/43	51,264,000	43,510,320
U.S. Treasury Bonds	3.625%	8/15/43	5,150,000	5,090,456
U.S. Treasury Notes	0.250%	6/30/14	260,000	260,295
U.S. Treasury Notes	0.250%	9/15/14	270,000	270,358
U.S. Treasury Notes	0.750%	6/30/17	35,800,000	35,511,917
U.S. Treasury Notes	0.750%	10/31/17	71,800,000	70,812,750
U.S. Treasury Notes	1.375%	6/30/18	2,590,000	2,596,677
U.S. Treasury Notes	1.375%	7/31/18	800,000	801,438
U.S. Treasury Notes	1.500%	8/31/18	1,930,000	1,942,817
U.S. Treasury Notes	1.375%	5/31/20	870,000	839,482
U.S. Treasury Notes	1.875%	6/30/20	120,190,000	119,636,044
U.S. Treasury Notes	2.000%	7/31/20	40,000	40,100
U.S. Treasury Notes	2.125%	8/31/20	1,950,000	1,967,215
U.S. Treasury Notes	1.625%	11/15/22	29,786,000	27,577,636
U.S. Treasury Notes	1.750%	5/15/23	3,630,000	3,363,707
U.S. Treasury Notes	2.500%	8/15/23	8,310,000	8,225,604
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/21	2,470,000	2,033,343
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/30	1,720,000	958,773
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/43	14,430,000	4,538,682

Total U.S. Government Obligations				436,662,559

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $574,027,503)				564,164,579

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.8%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	12,979,808	15,358,760
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	4,796,739	4,105,332
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	3,677,956	3,015,350

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $26,301,052)				22,479,442

		EXPIRATION DATE	CONTRACTS†
PURCHASED OPTIONS - 0.0%
U.S. Treasury 10-Year Notes, Put @ $125.00		10/25/13	95	35,625
U.S. Treasury 30-Year Notes, Call @ $131.00		11/22/13	120	433,125
U.S. Treasury 30-Year Notes, Call @ $133.00		10/25/13	163	267,422
U.S. Treasury 30-Year Notes, Call @ $133.00		11/22/13	12	27,937

TOTAL PURCHASED OPTIONS (Cost - $429,158)				764,109

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $2,971,906,035)				2,939,190,226

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SHORT-TERM INVESTMENTS - 10.3%
U.S. Government Agencies - 5.0%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.095%	11/18/13	$14,300,000	$14,298,188	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	12/9/13	2,000,000	1,999,924	(i)(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	12/18/13	2,230,000	2,229,904	(i)(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	1/28/14	45,000,000	44,997,030	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.110%	2/14/14	48,700,000	48,694,497	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.130%	4/21/14	30,000,000	29,993,280	(i)
Federal National Mortgage Association (FNMA), Discount Notes	0.120%	2/24/14	4,150,000	4,149,494	(i)(j)

Total U.S. Government Agencies (Cost - $146,315,332)				146,362,317

Repurchase Agreements - 5.3%
Barclays Capital Inc. repurchase agreement dated 9/30/13; Proceeds at maturity - $120,788,067; (Fully collateralized by U.S. government obligations, 2.000% due 9/30/20; Market value - $123,566,102)	0.020%	10/1/13	120,788,000	120,788,000
Deutsche Bank Securities Inc. repurchase agreement dated 9/30/13; Proceeds at maturity - $35,612,089; (Fully collateralized by U.S. government agency obligations, 4.375% due 10/15/15; Market value - $36,324,255.	0.090%	10/1/13	35,612,000	35,612,000

Total Repurchase Agreements (Cost - $156,400,000)				156,400,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $302,715,332)				302,762,317

TOTAL INVESTMENTS - 109.9% (Cost - $3,274,621,367#)				3,241,952,543
Liabilities in Excess of Other Assets - (9.9)%				(290,724,900)

TOTAL NET ASSETS - 100.0%				$2,951,227,643

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of September 30, 2013.

(e)	Value is less than $1.

(f)	Illiquid security.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 10-Year Notes, Call	10/25/13	$125.00	369	$651,516
U.S. Treasury 10-Year Notes, Call	10/25/13	124.00	137	355,344
U.S. Treasury 10-Year Notes, Call	10/25/13	125.50	140	194,688
U.S. Treasury 10-Year Notes, Call	10/25/13	127.00	121	66,172
U.S. Treasury 10-Year Notes, Put	10/25/13	124.00	72	14,625
U.S. Treasury 10-Year Notes, Put	10/25/13	124.50	48	13,500
U.S. Treasury 10-Year Notes, Put	10/25/13	123.00	73	7,984
U.S. Treasury 30-Year Notes, Call	10/25/13	132.00	168	380,625
U.S. Treasury 30-Year Notes, Call	10/25/13	135.00	167	120,031
U.S. Treasury 30-Year Notes, Put	10/25/13	132.00	131	116,672
U.S. Treasury 5-Year Notes, Call	10/25/13	120.00	90	108,281
U.S. Treasury 5-Year Notes, Put	10/25/13	120.00	72	11,250

		STRIKE RATE	NOTIONAL PAR[1]
Interest rate swaption with JPMorgan Securities Inc., Call	10/7/13	4.86%	25,300,000	$4,830,728
Interest rate swaption with JPMorgan Securities Inc., Put	10/7/13	4.86	25,300,000	0	*

TOTAL WRITTEN OPTIONS (Premiums received - $4,112,850)				$6,871,416

1	In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

*	Value is less than $1.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Core Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$1,019,952,006	$0	*	$1,019,952,006
Asset-backed securities	—	110,623,933	—		110,623,933
Collateralized mortgage obligations	—	453,893,979	—		453,893,979
Mortgage-backed securities	—	738,477,400	—		738,477,400
Municipal bonds	—	26,119,862	—		26,119,862
Sovereign bonds	—	2,714,916	—		2,714,916
U.S. government & agency obligations	—	564,164,579	—		564,164,579
U.S. Treasury inflation protected securities	—	22,479,442	—		22,479,442
Purchased options	$764,109	—	—		764,109

Total long-term investments	$764,109	$2,938,426,117	$0	*	$2,939,190,226

Short-term investments†	—	302,762,317	—		302,762,317

Total investments	$764,109	$3,241,188,434	$0	*	$3,241,952,543

Other financial instruments:
Futures contracts	$3,307,399	—	—		$3,307,399
Credit default swaps on corporate issues - sell protection‡	—	$80,572	—		80,572
Credit default swaps on corporate issues - buy protection	—	117,411	—		117,411
Credit default swaps on credit indices - sell protection‡	—	546,504	—		546,504

Total other financial instruments	$3,307,399	$744,487	—		$4,051,886

Total	$4,071,508	$3,241,932,921	$0	*	$3,246,004,429

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	$2,040,688	$4,830,728	—		$6,871,416
Futures contracts	2,461,576	—	—		2,461,576
Interest rate swaps	—	4,021,808	—		4,021,808
Credit default swaps on corporate issues - buy protection	—	266,200	—		266,200
Credit default swaps on credit indices- buy protection‡	—	441,546	—		441,546

Total	$4,502,264	$9,560,282	$—		$14,062,546

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement,

Notes to Schedule of Investments (unaudited) (continued)

the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Notes to Schedule of Investments (unaudited) (continued)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. During the period ended September 30, 2013, the total notional value of all credit default swaps to sell protection is $12,820,238. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

Notes to Schedule of Investments (unaudited) (continued)

For average notional amounts of swaps held during the period ended September 30, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Notes to Schedule of Investments (unaudited) (continued)

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2013, the Fund held written options, credit default swaps and interest rate swaps with credit related contingent features which had a liability position of $11,600,970. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of September 30, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $9,314,000, which could be used to reduce the required payment.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$88,042,136
Gross unrealized depreciation	(120,710,960)

Net unrealized depreciation	$(32,668,824)

At September 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	313	3/15	$77,533,555	$77,764,850	$231,295
90-Day Eurodollar	408	6/15	100,749,551	101,219,700	470,149
90-Day Eurodollar	705	3/16	173,308,916	173,667,937	359,021
U.S. Treasury 5-Year Notes	1,651	12/13	197,715,921	199,848,391	2,132,470
U.S. Treasury 30-Year Bonds	165	12/13	21,892,411	22,006,875	114,464

					$3,307,399

Contracts to Sell:
90-Day Eurodollar	290	6/14	72,169,182	72,235,375	(66,193)
90-Day Eurodollar	524	3/14	130,521,059	130,574,250	(53,191)
U.S. Treasury 2-Year Notes	67	12/13	14,717,267	14,757,797	(40,530)
U.S. Treasury 10-Year Notes	982	12/13	121,937,316	124,115,593	(2,178,277)
U.S. Treasury Ultra Long-Term Bonds	80	12/13	11,244,115	11,367,500	(123,385)

					$(2,461,576)

Net unrealized gain on open futures contracts					$845,823

During the period ended September 30, 2013, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding as of December 31, 2012	50,600,000	$3,061,300
Options written	11,279	5,472,706
Options closed	(5,330)	(2,505,540)
Options exercised	(1,589)	(555,469)
Options expired	(2,772)	(1,360,147)

Written options, outstanding as of September 30, 2013	50,601,588	$4,112,850

At September 30, 2013, the Fund held TBA securities with a total cost of $345,661,332.

At September 30, 2013, the Fund held the following open swap contracts:

OTC INTEREST RATE SWAPS[1]
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Banc of America Securities LLC	$2,740,000	12/16/13	5.381% semi-annually	3-Month LIBOR	—	$(29,620)
Banc of America Securities LLC	4,400,000	11/10/15	4.864% semi-annually	3-Month LIBOR	—	(405,491)
Banc of America Securities LLC	2,750,000	1/15/16	5.451% semi-annually	3-Month LIBOR	—	(309,106)

Notes to Schedule of Investments (unaudited) (continued)

OTC INTEREST RATE SWAPS[1]
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Banc of America Securities LLC	4,120,000	10/3/16	5.425% semi-annually	3-Month LIBOR	—	(574,607)
Credit Suisse	3,290,000	3/15/14	5.131% semi-annually	3-Month LIBOR	—	(74,087)
Credit Suisse	3,050,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	(280,615)
Credit Suisse	2,420,000	3/1/17	5.335% semi-annually	3-Month LIBOR	—	(362,480)
Deutsche Bank AG	5,620,000	6/15/16	5.183% semi-annually	3-Month LIBOR	—	(685,661)
Deutsche Bank AG	4,120,000	4/1/17	5.435% semi-annually	3-Month LIBOR	—	(642,075)
JPMorgan Chase & Co.	4,270,000	9/15/14	5.000% semi-annually	3-Month LIBOR	—	(191,576)
RBS Greenwich	4,250,000	3/1/16	5.120% semi-annually	3-Month LIBOR	—	(466,490)

Total	$41,030,000				—	$(4,021,808)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2013[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	$1,700,000	3/20/15	0.42%	2.930% quarterly	$62,892	—	$62,892
Deutsche Bank AG (MetLife Inc., 5.000%, due 6/15/15)	5,720,000	6/20/18	0.93%	1.000% quarterly	17,680	$(161,219)	178,899

Total	$7,420,000				$80,572	$(161,219)	$241,791

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2013[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC (Home Depot Inc., 5.875%, due 12/16/36)	$2,740,000	12/20/13	0.07%	0.635% quarterly	$(3,508)	—	$(3,508)
Banc of America Securities LLC (Marriot International Inc., 5.810%, due 11/10/15)	4,400,000	12/20/15	0.16%	0.730% monthly	(55,842)	—	(55,842)
Banc of America Securities LLC (Masco Corp., 6.125%, due 10/3/16)	4,120,000	12/20/16	0.98%	1.040% quarterly	(7,861)	—	(7,861)
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	2,750,000	12/20/15	0.27%	1.130% quarterly	(52,615)	—	(52,615)
Credit Suisse (AmerisourceBergen Corp., 5.875%, due 9/15/15)	3,050,000	9/20/15	0.16%	0.900% quarterly	(44,991)	—	(44,991)
Credit Suisse (Southwest Airlines Co., 5.250%, due 10/1/14)	2,420,000	3/20/17	0.69%	0.690% quarterly	(201)	—	(201)
Credit Suisse (Waste Management Inc., 5.000%, due 3/15/14)	3,290,000	3/20/14	0.10%	0.490% quarterly	(6,083)	—	(6,083)
Deutsche Bank AG (AutoZone Inc., 6.950%, due 6/15/16)	5,620,000	6/20/16	0.26%	0.580% quarterly	(48,670)	—	(48,670)
Deutsche Bank AG (CenturyLink Inc., 6.000%, due 4/1/17)	4,120,000	3/20/17	1.74%	0.890% quarterly	117,411	—	117,411
JPMorgan Chase & Co. (Bell South Corp., 6.000%, due 11/15/34)	4,270,000	9/20/14	0.05%	0.280% quarterly	(9,524)	—	(9,524)
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	4,250,000	3/20/16	0.13%	0.480% monthly	(36,905)	—	(36,905)

Total	$41,030,000				$(148,789)	—	$(148,789)

Notes to Schedule of Investments (unaudited) (continued)

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Banc of America Securities LLC (PrimeX.FRM.1)	$5,400,238	7/25/36	4.420% monthly	$546,504	$446,575	$99,929

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Barclays Capital Inc. (Markit CDX.NA.IG.20)	$36,000,000	6/20/18	1.000% quarterly	$(441,546)	$(188,881)	$(252,665)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2013.

			Futures Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$764,109	$(6,871,416)	3,307,399	$(2,461,576)	$(4,021,808)	$(9,283,292)
Credit Risk	—	—	—	—	36,741	36,741

Total	$764,109	$(6,871,416)	3,307,399	$(2,461,576)	$(3,985,067)	$(9,246,551)

During the period ended September 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$136,650
Written options	6,074,546
Futures contracts (to buy)	267,665,916
Futures contracts (to sell)	564,643,196

Notes to Schedule of Investments (unaudited) (continued)

Average Notional Balance
Interest rate swap contracts	$43,920,000
Credit default swap contracts (to buy protection)	59,426,364
Credit default swap contracts (to sell protection)	17,671,180
Total return swap contracts†	616,432

†	At September 31, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2013